UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 4, 2015

Date of Report (Date of earliest event reported)

WESTERN GAS EQUITY PARTNERS, LP

(Exact name of Registrant as specified in its charter)

Delaware	001-35753	46-0967367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 Lake Robbins Drive

The Woodlands, Texas 77380-1046

(Address of principal executive offices)

(832) 636-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

WGP Underwriting Agreement

On June 4, 2015, Western Gas Equity Partners, LP (the “Partnership”) entered into an Underwriting Agreement (the “WGP Underwriting Agreement”) by and among the Partnership, Western Gas Equity Holdings, LLC, the general partner of the Partnership (the “General Partner”), and Western Gas Resources, Inc. (the “Selling Unitholder”), on the one hand, and J.P. Morgan Securities LLC, as representative of the several underwriters named therein (the “WGP Underwriters”), on the other hand, relating to the sale of common units representing limited partner interests in the Partnership (the “Common Units”) by the Selling Unitholder. The WGP Underwriting Agreement provides for the offer and sale (the “Secondary Offering”) by the Selling Unitholder, and purchase by the Underwriters, of 2,000,000 Common Units (the “Firm Units”) at a price to the public of $58.200 per Common Unit ($56.454 per Common Unit, net of underwriting discounts). On June 5, 2015, the Underwriters notified the Partnership and the Selling Unitholder of their election to exercise their over-allotment option in full, pursuant to the terms of the Underwriting Agreement, for 300,000 additional Common Units (the “Additional Units” and, together with the Firm Units, the “Units”). The material terms of the Secondary Offering are described in the prospectus, dated June 4, 2015 (the “Prospectus”), filed by the Partnership with the Securities and Exchange Commission (the “Commission”) on June 5, 2015, pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). The Secondary Offering is registered with the Commission pursuant to a Registration Statement on Form S-3 (File No. 333-193163), which became effective on January 15, 2014. The Secondary Offering closed on June 10, 2015. The Partnership did not receive any proceeds from the sale of the Units.

The WGP Underwriting Agreement contains customary representations and warranties, agreements and obligations, conditions to closing and termination provisions. The Partnership and General Partner have agreed to indemnify the WGP Underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the WGP Underwriters may be required to make because of any of those liabilities.

The foregoing description is qualified in its entirety by reference to the full text of the WGP Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

TEU Underwriting Agreement

Additionally, on June 4, 2015, the Partnership entered into a Terms Agreement (including the Underwriting Agreement (Standard Provisions) incorporated therein, the “TEU Terms Agreement”) by and among the Partnership, the General Partner and Anadarko Petroleum Corporation (“Anadarko”), on the one hand, and J.P. Morgan Securities LLC, as representative of the other underwriters named therein (the “TEU Underwriters”), on the other hand, relating to the sale of 7.50% Tangible Equity Units (“TEUs”) by Anadarko. The TEU Terms Agreement provides for the offer and sale (the “TEU Offering”) by Anadarko, and purchase by the TEU Underwriters, of 8,000,000 TEUs at a price to the public of $50.00 per TEU ($48.50 per TEU, net of underwriting discounts). Pursuant to the terms of the TEU Terms Agreement, Anadarko granted the underwriters a 30-day option to purchase up to an additional 1,200,000 TEUs at the same price.

Each TEU consists of (1) a prepaid equity purchase contract issued by Anadarko (each, a “Purchase Contract”) pursuant to which Anadarko will deliver to the holder, not later than June 7, 2018 (subject to postponement or early settlement in certain circumstances), a number of the Partnership’s Common Units, subject to Anadarko’s right to elect to deliver shares of its common stock in lieu of such Common Units and (2) a senior amortizing note issued by Anadarko. A maximum of 6,872,800 Common Units may be issued upon settlement of the Purchase Contracts (or 7,903,720 Common Units if the TEU Underwriters exercise their option to purchase an additional 1,200,000 TEUs in full).

The material terms of the TEU Offering are described in the prospectus, dated June 4, 2015 (the “TEU Prospectus”), filed by Anadarko with the Commission on June 5, 2015, pursuant to Rule 424(b) under the Securities Act and the prospectus, dated June 4, 2015 (the “WGP TEU Prospectus”), filed by the Partnership with the Commission on June 5, 2015, pursuant to Rule 424(b) under the Securities Act, relating to the Common Units that may be delivered by Anadarko upon settlement of the Purchase Contracts.

The TEU Offering is registered with the Commission pursuant to Anadarko’s Registration Statement on Form S-3 (File No. 333-192219), as amended on June 3, 2015, which originally became effective on November 8, 2013. The Common Units that may be delivered by Anadarko upon settlement of the Purchase Contracts are registered with the Commission pursuant to the Partnership’s Registration Statement on Form S-3 (File No. 333-193163), which became effective on January 15, 2014. The Offering of the TEUs closed on June 10, 2015. The Partnership did not receive any proceeds from the sale of the TEUs.

The TEU Terms Agreement contains customary representations and warranties, agreements and obligations, conditions to closing and termination provisions. The Partnership and General Partner have agreed to indemnify the TEU Underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the TEU Underwriters may be required to make because of any of those liabilities.

The foregoing description is qualified in its entirety by reference to the full text of the TEU Terms Agreement, which is attached as Exhibit 1.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Relationships

Each of the Selling Unitholder and the General Partner is an indirect wholly owned subsidiary of Anadarko. As a result, certain individuals, including officers and directors of the General Partner, serve as officers and/or directors of Anadarko and the Selling Unitholder.

Certain of the WGP Underwriters and TEU Underwriters and their affiliates have in the past, and may in the future, perform investment banking, commercial banking, advisory and other services for the Partnership and its affiliates from time to time for which they have received, and may in the future receive, customary fees and expenses.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of the Exhibit

1.1	Underwriting Agreement, dated June 4, 2015, by and among Western Gas Equity Holdings, LLC, Western Gas Equity Partners, LP, Western Gas Resources, Inc. and J.P. Morgan Securities LLC, as representative of the several underwriters named therein.

1.2	Terms Agreement (including the Underwriting Agreement (Standard Provisions) incorporated therein), dated June 4, 2015, by and among Western Gas Equity Holdings, LLC, Western Gas Equity Partners, LP, Anadarko Petroleum Corporation and J.P. Morgan Securities LLC, as representative of the other underwriters named therein.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS EQUITY PARTNERS, LP

	By:	Western Gas Equity Holdings, LLC,
its general partner

Date: June 10, 2015	By:	/s/ Philip H. Peacock
Philip H. Peacock
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit

1.1	Underwriting Agreement, dated June 4, 2015, by and among Western Gas Equity Holdings, LLC, Western Gas Equity Partners, LP, Western Gas Resources, Inc. and J.P. Morgan Securities LLC, as representative of the several underwriters named therein.

1.2	Terms Agreement (including the Underwriting Agreement (Standard Provisions) incorporated therein), dated June 4, 2015, by and among Western Gas Equity Holdings, LLC, Western Gas Equity Partners, LP, Anadarko Petroleum Corporation and J.P. Morgan Securities LLC, as representative of the other underwriters named therein.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters.